UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

236 Fifth Avenue, Fourth Floor

New York, NY 10001

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	LFMDP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Awards

Effective June 15, 2023, General Counsel and Chief Compliance Officer Eric Yecies entered into a Second Amendment to his Employment Agreement with LifeMD, Inc. (the “Company”). In exchange for the cancellation of stock options exercisable for 200,000 shares of the Company’s common stock, which were granted pursuant to his Employment Agreement, and 105,000 performance share units, which were granted pursuant to the First Amendment to his Employment Agreement, Mr. Yecies received the following awards pursuant to the Second Amendment to his Employment Agreement: (i) 150,000 restricted shares of common stock, with 12,500 restricted shares immediately vesting on the effective date of the Second Amendment; 37,500 restricted shares vesting on November 20, 2023; and 100,000 restricted shares vesting on January 1, 2024; (ii) 150,000 restricted shares of common stock vesting upon achievement of net revenue and adjusted EBITDA margin milestones for the healthcare business over a four-year performance period; and (iii) 75,000 restricted shares of common stock vesting based on personal performance over a two-year performance period.

Unvested awards are forfeited in the event of a termination for “Cause,” as defined in the Employment Agreement. In the event of a termination without “Cause” or for “Good Reason,” or in the event of a “Change of Control,” as defined in the Employment Agreement, as amended, 100% of the awards vest immediately.

The foregoing description of the long-term incentive awards does not purport to be complete and is qualified in its entirety by reference to Mr. Yecies’s Employment Agreement and its First and Second Amendments, and the related Restricted Stock Award Agreement, which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Employment Agreement dated November 6, 2020 between Eric Yecies and LifeMD, Inc. (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed November 25, 2020)
10.2	First Amendment dated January 27, 2022 to the Employment Agreement between Eric Yecies and LifeMD, Inc. (incorporated by reference from Exhibit 10.2 to the Current Report on Form 8-K filed February 2, 2022)
10.3	Second Amendment dated June 15, 2023 to the Employment Agreement between Eric Yecies and LifeMD, Inc.
10.4	Restricted Stock Award Agreement dated June 15, 2023 between Eric Yecies and LifeMD, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated:	June 16, 2023	By:	/s/ Justin Schreiber
Justin Schreiber
Chairman and Chief Executive Officer